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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 9, 2004
                                          ------------


                                 IA Global, Inc.
                                 ---------------
               (Exact Name of Registrant as specified in Charter)



         Delaware                      1-15863                  13-4037641
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification Number)



        533 Airport Boulevard, Suite 400, Burlingame, CA        94010
        ------------------------------------------------        -----
           (Address of principal executive offices)           (Zip Code)




       Registrant's telephone number, including area code: (650) 685-2403
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial statements of business acquired- None.

         (b) Pro Forma financial information- None.

         (c) Exhibits:

         EXHIBIT NO.                       DESCRIPTION
         -----------                       -----------

            99.1 Press release dated April 29, 2004 relating to the opening of a new sales office by Rex Tokyo.

            99.2 Press release dated May 18, 2004 relating to the sales increase and results of operations for the quarter ended March 31, 2004 and a revenue estimate for the quarter ended June 30, 2004.

            99.3 Press release dated May 25, 2004 relating to the acquisition of assets of QuikCAT Technologies, Inc.

            99.4 Press release dated May 26, 2004 relating to the results of the annual meeting of stockholders.

            99.5 Press release dated May 27, 2004 relating to the Company presenting at the Wall Street Analyst Forum on August 3, 2004.

            99.6 Press release dated June 3, 2004 relating to CEO interview with Wall Street Reporter on May 27, 2004.

            99.7 Press release dated June 4, 2004 relating to CEO interview with CEOcast on May 27, 2004.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   June 9, 2004                   IA Global, Inc.
                                         (Registrant)

                                        By: /s/ Alan Margerison
                                            -------------------
                                            Alan Margerison
                                            President and
                                            Chief Executive Officer


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